--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                             Virginia Tax-Free Funds
--------------------------------------------------------------------------------
                                 August 31, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Virginia Tax-Free Funds

*    Low  inflation,   budget  surpluses,  and  cash  flows  into  fixed  income
     investments benefited municipal securities nationwide and in Virginia during the past six months.

* Your funds matched or outpaced their peer group averages for both the 6- and 12-month periods.

* Virginia Short-Term Tax-Free Bond Fund benefited from an aggressive duration strategy and by shifting some assets to higher-paying market sectors.

* Virginia Tax-Free Bond Fund's emphasis on 15- to 20-year bonds helped performance.

* Municipal securities offer good value compared with taxable counterparts, which should reward investors in this market over time.

FELLOW SHAREHOLDERS

     Low inflation, budget surpluses at the federal and state levels, and asset shifts toward fixed income investments aided the municipal market during the six months ended August 31. Your funds benefited in this environment, turning in performances on a par with or ahead of their benchmarks for the past 6- and 12-month periods, a reflection of our portfolio management decisions and below-average expenses.

MARKET ENVIRONMENT

     [Insert Virginia Bond Yield Index chart here. Edgar description: chart showing Virginia Bond Index and Virginia 3-Year General Obligation Bond for 8/31/97 through 8/31/98.]

     Municipal bond prices rose during the past six months, and yields across the maturity spectrum fell as a result. These gains owed largely to excellent economic conditions in individual states as well as nationwide. The performance of tax-exempt securities exceeded most asset classes but was not as strong as the Treasury market, which further solidified its position as a safe haven for global investors seeking refuge from problems in Asia, Russia, and Latin America.

     The gap between yields on municipal and Treasury securities continued to narrow, making tax-exempt investments particularly attractive compared with Treasuries. A near-record supply of tax-exempt bond issues constrained the municipal market somewhat throughout the year and contributed to the contracting yield spread. During the same period, Treasury issuance continued to decline.

     The 30-year AAA general obligation bond yield fell 15 basis points (100 basis points equal one percent) from the end of February through August 31. By comparison, the bellwether 30-year Treasury yield declined 60 basis points, including a 40-basis point drop in August alone. When income taxes are taken into account, municipals now yield substantially more than most other types of bonds.

================================================================================
Preparing For The Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations. T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000.
Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION EXPECTED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors and participants, and we are taking steps to make modifications where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party software and hardware vendors can send, receive, and process files and transactions accurately. T. Rowe Price will participate in this industry-wide effort.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

     The Virginia economy continued to be exemplary. State employment grew at a 3% rate, better than the 2% national average. Likewise, unemployment rates were favorable at 3%-approximately 70% of the U.S. average. About 60% of the new jobs created in fiscal year 1998 were in the services sector; high-tech manufacturing and construction also experienced significant job gains. The outcome has been continued diversification in the state's employment base, away from a dependence on federal employment.

     Virginia's credit remains very high, supported by conservative fiscal policies. Actual revenue growth for the fiscal year ended June 30, 1998, exceeded projections at 10.4%, reflecting a 14.3% increase in personal income tax receipts. The unreserved general fund balance increased to 13% of expenditures from 9% last year. Legislation was passed in 1998 to phase out the personal property tax over five years and monies from the general fund will be used to offset the revenue loss to local governments. As a result, we do not expect any serious credit impact from this initiative. Statewide, the supply of long-term municipal bond issues has increased 76% year-to-date, largely because of the favorable interest rate environment.

VIRGINIA SHORT-TERM TAX-FREE BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/98                     6 Months            12 Months
--------------------------------------------------------------------------------
Virginia Short-Term
Tax-Free Bond Fund                           2.23%                4.79%
Lipper Short Municipal
Debt Funds Average                           2.19                 4.77
================================================================================

     Your fund gained 2.23% over the last six months and 4.79% for the 12-month period, staying just ahead of the Lipper Short Municipal Debt Funds Average for the same periods. The fund's gains largely reflected its income distribution to shareholders, which has remained fairly consistent over the past 18 months despite falling interest rates. In general, performance continues to meet our broader objective of providing higher income than a tax-free money market fund with only moderate price fluctuation. Over the last 6- and 12-month periods, national tax-exempt money funds returned 1.5% and 3.04%, respectively, as measured by Lipper Analytical Services.

     Our strategy for the last six months was to maintain the relatively aggressive duration reached at the end of 1997. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of two years will have a 2% appreciation or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) At that time, duration had been extended from 1.8 to 2.5 years because of relatively low inflation and our belief that the Federal Reserve would not increase the federal funds target rate. Problems in Asia, which have now spilled into Russia and Latin America, put additional pressure on the Fed to maintain the status quo, or even to lower rates. Therefore, we chose to maintain duration around 2.4 years fairly long in our universe - where yields are more attractive.

     The significant amount of new issuance in the state, as well as activity in the secondary market, provided opportunities to trade into sectors with slightly more yield. We increased solid waste and hospital revenue bond exposures while trimming prerefunded and general obligation sectors. However, the fund still maintains a fairly large position in prerefunded bonds, partly because of the availability of these issues in our market, and partly because we did not want to sell holdings that would cause the fund to realize significant taxable capital gains. The portfolio's overall credit quality improved slightly, from AA six months ago to AA+ at the period's end.

VIRGINIA TAX-FREE BOND FUND

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/98                     6 Months           12 Months
Virginia Tax-Free
Bond Fund                                    3.72%               8.73%
Lipper Virginia Municipal
Debt Funds Average                           3.18                8.38
================================================================================

     In contrast to the volatile equity markets, your fund maintained steady performance for the six-month period, as it has over longer periods. Its 3.72% six-month and 8.73% one-year returns easily surpassed the 6- and 12-month gains for the Lipper Virginia Municipal Debt Funds Average, as shown in the table. The fund achieved this outperformance through a combination of steady income, some price appreciation as yields declined over the summer, and low expenses relative to our peer group average.

     Over the past six months we made modest shifts in our interest rate strategy. We extended the fund's duration to 7.4 years at the end of August from
6.8 years this past February to better take advantage of falling interest rates(See the Virginia Short-Term Tax-Free Bond Fund report for a definition of duration.) We felt that the global low-inflation environment, as well as investor concern about some foreign markets, would lead to lower interest rates-even though rates are already near the bottom of historical ranges. In addition, we shifted the maturity emphasis of the fund by reducing our position in volatile 30-year issues while increasing holdings in the less risky 15- to 20-year maturity range. We felt this positioning would soften the negative impact of rising interest rates on the portfolio should our outlook be wrong. Some of our best-performing holdings for the period were in the 15- to 20-year range.

==============================
We   continued   to  emphasize
noncallable  bonds  . . . when
we could find them.
------------------------------

     We continued to emphasize noncallable bonds in the fund when we could find them, a strategy that contributed to performance. During the period, we raised the noncallable portion of our 10 year-and-longer bonds from 15% to 20% of assets. Noncallable bonds perform better in periods of rapidly falling interest rates and have more stable durations than similar callable bonds. The frustration of call risk was brought home during the period when the Virginia Housing Authority called (that is, paid off prematurely) high-coupon housing bonds amounting to about 3% of the portfolio. Despite our best efforts to look into the crystal ball and predict when calls might come (we had earlier sold other housing positions), we could not prevent the loss of these holdings. As a result, the housing portion of the portfolio underperformed the municipal market this period. The fact that the fund comfortably outperformed its peer group averages nonetheless highlights one of the benefits of owning a diversified mutual fund rather than individual securities. We expect our remaining housing bonds to be good, long-term performers for the fund, and we will rebuild our housing position opportunistically.

     The overall average credit quality of the fund remained quite high. Municipal bond investors showed a preference for higher-quality bonds during the period, a trend that benefited our performance. Because Virginia's market is generally of very high quality, we have stayed with a higher-quality portfolio, adding to lower-rated bonds only modestly and after rigorous proprietary research. As the portfolio grows, we seek to hold a geographically diversified portfolio that benefits from the general high quality of issuers around the state. Unless lower-quality bond yields become more attractive, we do not expect to increase our holdings in noninvestment-grade bonds.

OUTLOOK

     Fed chairman Alan Greenspan recently suggested that the next move by the Fed could well be a lowering of key short-term rates in the face of turmoil overseas. Just weeks before, it was widely anticipated that the Fed was leaning toward a possible interest rate hike because of concerns about tight labor markets and wage pressures.

     We believe the rate of growth for the domestic economy as a whole will slow through the remainder of the year. Exports may fall further because of weak international markets and the strength of the U.S. dollar, and consumer spending could decline in the aftermath of the correction in stock prices. Commodity prices have also been under pressure, further restraining inflation. In this environment, the trend toward lower overall interest rates should remain intact, in our view. Virginia's economy will reflect national trends but should retain somewhat stronger growth rates.

     We expect municipal securities to remain undervalued compared with Treasuries until demand catches up with heavy supply, which could rise further in the fall following the pattern of recent years. However, investors should eventually recognize the attractive yields available in the municipal market compared with taxable-bond yields, and rising demand would benefit municipal bond investors over the long term.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
Virginia Short-Term Tax-Free Bond Fund

/s/

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Virginia Tax-Free Bond Fund

September 23, 1998

T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                           2/28/98      8/31/98
Virginia Short-Term Tax-Free Bond Fund
Price Per Share ......................................      $ 5.15       $ 5.16
Dividends Per Share
     For 6 months ....................................        0.10         0.09
     For 12 months ...................................        0.19         0.19
Dividend Yield *
     For 6 months ....................................        3.83%        3.66%
     For 12 months ...................................        3.88         3.77
30-Day Standardized Yield ............................        3.30         3.38
Weighted Average Maturity (years) ....................         2.8          2.7
Weighted Average Effective Duration (years) ..........         2.5          2.4
Weighted Average Quality ** ..........................          AA          AA+
Virginia Tax-Free Bond Fund
Price Per Share ......................................      $11.45       $11.53
Dividends Per Share
     For 6 months ....................................        0.29         0.28
     For 12 months ...................................        0.57         0.56
Dividend Yield *
     For 6 months ....................................        5.12%        4.92%
     For 12 months ...................................        5.24         5.08
30-Day Standardized Yield ............................        4.29         4.29
Weighted Average Maturity (years) ....................        17.3         16.9
Weighted Average Effective Duration (years) ..........         6.8          7.4
Weighted Average Quality ** ..........................         AA-          AA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Sector Diversification

                                                         Percent of   Percent of
                                                         Net Assets   Net Assets

                                                            2/28/98      8/31/98
Virginia Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Prerefunded Bonds ......................................         44%         41%
General Obligation - Local .............................         19          15
Solid Waste Revenue ....................................          2           9
Hospital Revenue .......................................          2           9
Water and Sewer Revenue ................................         10           9
Industrial and Pollution Control Revenue ...............          3           4
Ground Transportation Revenue ..........................          5           4
Educational Revenue ....................................         --           2
Air and Sea Transportation Revenue .....................          3           2
General Obligation - State .............................          6           2
All Other ..............................................          5           4
Other Assets Less Liabilities ..........................          1          -1
--------------------------------------------------------------------------------
Total ..................................................        100%        100%

Virginia Tax-Free Bond Fund
Hospital Revenue .......................................         20%         21%
Prerefunded Bonds ......................................         10          12
General Obligation - Local .............................          8           9
Housing Finance Revenue ................................         11           8
Lease Revenue ..........................................          6           7
Industrial and Pollution Control Revenue ...............          6           6
General Obligation - State .............................          6           6
Educational Revenue ....................................          8           6
Solid Waste Revenue ....................................          2           4
Dedicated Tax Revenue ..................................          5           4
Air and Sea Transportation Revenue .....................          7           3
Ground Transportation Revenue ..........................         --           3
Miscellaneous Revenue ..................................          3           3
Life Care/Nursing Home Revenue .........................          1           3
Escrowed to Maturity ...................................          2           2
All Other ..............................................          7           3
Other Assets Less Liabilities ..........................         -2          --
--------------------------------------------------------------------------------
Total ..................................................        100%        100%
================================================================================

T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Virginia Short-Term Tax-Free Bond Fund graph shown here]

[Virginia Tax-Free Bond Fund graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 8/31/98        1 Year   3 Years   5 Years    Inception        Date
Virginia Short-Term
Tax-Free Bond Fund            4.79%     4.23%       --         5.01%    11/30/94

Virginia Tax-Free Bond Fund   8.73      7.92      6.11%        7.88      4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                              6 Months               Year                                                 11/30/94
                                                 Ended              Ended                                                  Through
                                               8/31/98            2/28/98            2/28/97            2/29/96            2/28/95
NET ASSET VALUE
Beginning of period ..................      $     5.15         $     5.13         $     5.16         $     5.06         $    5.00
Investment activities
      Net investment income ..........            0.09*              0.19*              0.20*              0.21*             0.05*
      Net realized and
      unrealized gain (loss) .........            0.02               0.03              (0.03)              0.11              0.06
      Total from
      investment activities ..........            0.11               0.22               0.17               0.32              0.11
Distributions
      Net investment income ..........           (0.09)             (0.19)             (0.20)             (0.21)            (0.05)
      Net realized gain ..............           (0.01)             (0.01)              --                (0.01)             --
      Total distributions ............           (0.10)             (0.20)             (0.20)             (0.22)            (0.05)
NET ASSET VALUE
End of period ........................      $     5.16         $     5.15         $     5.13         $     5.16         $    5.06
Ratios/Supplemental Data
Total return^ ........................            2.23%*             4.48%*             3.33%*             6.43%*            2.28%*+
Ratio of expenses to
average net assets ...................            0.63%*+            0.65%*             0.65%*             0.65%*            0.65%*+
Ratio of net investment
income to average
net assets ...........................            3.63%*+            3.81%*             3.84%*             4.07%*            4.43%*+
Portfolio turnover rate ..............            16.2%              75.0%              32.5%              36.4%             14.8%+
Net assets, end of period
(in thousands) .......................      $   24,412         $   20,361         $   16,314         $   12,480         $   4,965

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
*    Excludes  expenses in excess of a 0.65% voluntary expense  limitation in effect through 6/30/98,  and a 0.60% voluntary expense limitation in effect from 7/1/98 through 2/29/00.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                     6 Months             Year
                                        Ended            Ended
                                      8/31/98          2/28/98         2/28/97          2/29/96          2/28/95          2/28/94
NET ASSET VALUE
Beginning of period ...........   $     11.45      $     11.05     $     11.09      $     10.56      $     11.00      $     11.06
Investment activities
      Net investment income ...          0.28             0.57            0.57*            0.57*            0.57*            0.56*
      Net realized and
      unrealized gain (loss) ..          0.13             0.40           (0.04)            0.53            (0.43)            0.09
      Total from
      investment activities ...          0.41             0.97            0.53             1.10             0.14             0.65
Distributions
      Net investment income ...         (0.28)           (0.57)          (0.57)           (0.57)           (0.57)           (0.56)
      Net realized gain .......         (0.05)              --              --               --            (0.01)           (0.15)
      Total distributions .....         (0.33)           (0.57)          (0.57)           (0.57)           (0.58)           (0.71)
NET ASSET VALUE
End of period .................   $     11.53      $     11.45     $     11.05      $     11.09      $     10.56      $     11.00
Ratios/Supplemental Data
Total returns .................          3.72%            9.03%           5.00%*          10.69%*           1.51%*           5.99%*
Ratio of expenses to
average net assets ............          0.58%+           0.58%           0.65%*           0.65%*           0.65%*           0.65%*
Ratio of net investment
income to average
net assets ....................          4.87%+           5.12%           5.23%*           5.27%*           5.49%*           5.03%*
Portfolio turnover rate .......          28.1%            64.3%           66.2%            93.7%            89.1%            61.8%
Net assets, end of period
(in thousands) ................   $   258,419      $   238,282     $   195,783      $   178,750      $   155,278      $   168,715

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
*    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Short-Term Tax-Free Bond Fund
================================================================================
Unaudited                                                        August 31, 1998

================================================================================
Statement of Net Assets
                                                                   Par     Value
--------------------------------------------------------------------------------
                                                                    In thousands

VIRGINIA  96.0%
Abington IDA, Johnston Memorial Hosp., 5.00%, 7/1/02 .......   $   765   $   791
Alexandria IDA, Ogden Martin, VRDN (Currently 3.35%) * .....       200       200
Arlington County, GO, 5.40%, 8/1/01 ........................     1,000     1,047
Arlington County IDA, Alexandria/Arlington Waste to Energy
                5.00%, 1/1/02 (FSA Insured) ................     1,000     1,032
Augusta County IDA, Augusta Hosp
                6.10%, 9/1/00 (AMBAC Insured) ..............        60        63
Bedford County IDA, Georgia-Pacific, 4.60%, 8/1/04 .........       500       505
Chesapeake Bay Bridge and Tunnel Dist
                5.10%, 7/1/01 (FGIC Insured) ...............       945       978
                6.375%, 7/1/22 (MBIA Insured)
                (Prerefunded 7/1/01+) ......................       690       751
Fairfax County, GO, Public Improvement, 5.50%, 6/1/01 ......       675       707
Fairfax County
        Sewer
                5.625%, 7/15/01 ............................     1,000     1,051
                7.00%, 11/15/16 (AMBAC Insured)
                (Prerefunded 11/15/99+) ....................       150       159
Fairfax County Economic Dev. Auth., Ogden Martin
                7.20%, 2/1/99 * ............................       450       457
Fairfax County IDA, Fairfax Hosp. System
                VRDN (Currently 3.22%) .....................       100       100
Fairfax County Water Auth
                6.125%, 1/1/29 (Prerefunded 1/1/00+) .......       250       258
                7.30%, 1/1/21 (Prerefunded 1/1/00+) ........       265       283
Hampton, GO, 6.625%, 1/1/10 (Prerefunded 1/1/00+) ..........       100       106
Henrico County IDA, Bon Secours Health, St. Mary's Hosp
                7.50%, 9/1/07 (Prerefunded 8/1/00+) ........       700       755
Hopewell IDA
        Westport Convalescent Center
                5.45%, 10/1/02 .............................       220       224
                5.60%, 10/1/03 .............................       235       241
Leesburg Utility System, 6.30%, 7/1/17 (MBIA Insured) ......       500       552
Northern Virginia Transportation Dist., Commuter Rail
                7.00%, 7/1/05 (FSA Insured)
                (Prerefunded 7/1/00+) ......................   $   970   $ 1,045
Peninsula Port Auth., Riverside Health, 5.90%, 7/1/00 ......       120       125

Petersburg Hosp. Auth., Southside Regional Med. Center
                5.60%, 7/1/00 ..............................       300       309
Portsmouth, GO
                5.60%, 8/1/01 ..............................       500       525
        Public Improvement
                5.90%, 11/1/01 .............................       125       133
                6.10%, 11/1/03 .............................       750       811
Prince William County Service Auth., Water and Sewer
                6.00%, 7/1/00 (FGIC Insured) ...............     1,000     1,041
Richmond Metropolitan Auth., Expressway
                5.75%, 7/15/22 (FGIC Insured) ..............       320       342
Roanoke, GO, 5.80%, 8/1/00 .................................       500       520
Roanoke IDA, Roanoke Memorial Hosp
        Carilion Health System
                VRDN (Currently 3.30%) .....................       500       500
                VRDN (Currently 3.35%) .....................       300       300
                6.50%, 7/1/25 (MBIA Insured)
                (Prerefunded 7/1/00+) ......................     2,000     2,100
Southeastern Public Service Auth.,
                5.00%, 7/1/03 (AMBAC Insured) ..............       545       560
Upper Occoquan Sewage Auth
                6.50%, 7/1/17 (MBIA Insured)
                (Prerefunded 7/1/01+) ......................     1,205     1,315
Virginia, GO, 5.00%, 6/1/02 ................................       500       522
Virginia Public School Auth., 6.00%, 8/1/01 ................       200       212
Virginia Beach, GO, 6.70%, 3/1/05 (Prerefunded 3/1/01+) ....       600       651
Virginia College Building Auth
        Hampton Univ., 5.20%, 4/1/02 .......................       435       453
        Univ. of Richmond, VRDN (Currently 3.25%) ..........       100       100
Virginia Public Building Auth
                6.50%, 8/1/11 (Prerefunded 8/1/01+) ........     1,000     1,092
Virginia Public School Auth
                6.20%, 1/1/05 (Prerefunded 1/1/00+) ........       500       526
Total Virginia (Cost $23,161) ..............................              23,442

DISTRICT OF COLUMBIA  2.1%
Metropolitan Washington D.C. Airports Auth.
                6.00%, 10/1/00 (MBIA Insured) * ............     $ 500     $ 522
Total District of Columbia (Cost $512) .....................                 522

PUERTO RICO  2.1%
Puerto Rico Ind. Medical and Environmental, PCR
                4.25%, 9/1/03 ..............................       500       506
Total Puerto Rico (Cost  $500) .............................                 506

U. S. VIRGIN ISLANDS  1.3%
Virgin Island Water and Power Auth., 5.00%, 7/1/02 .........       300       308
Total U. S. Virgin Islands (Cost  $305) ....................                 308
Total Investments in Securities
101.5% of Net Assets (Cost $24,478) ........................            $ 24,778
Other Assets Less Liabilities ..............................               (366)
NET ASSETS .................................................            $ 24,412
Net Assets Consist of:
Accumulated net investment income - net of distributions ...            $      1
Accumulated net realized gain/loss - net of distributions ..                 (9)
Net unrealized gain (loss) .................................                 300
Paid-in-capital applicable to 4,730,501 shares no par value
shares of beneficial interest outstanding; unlimited
number of shares authorized ................................              24,120
NET ASSETS .................................................            $ 24,412
NET ASSET VALUE PER SHARE ..................................            $   5.16

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
VRDN   Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 1998

================================================================================
Statement of Net Assets
                                                                   Par     Value
--------------------------------------------------------------------------------
                                                                    In thousands

VIRGINIA  89.3%
Alexandria IDA, Ogden Martin, VRDN (Currently 3.35%) * .......   $1,400   $1,400
Alexandria Redev. and Housing Auth., Residential Care Fac ....
        Goodwin House, 6.60%, 10/1/26 ........................    2,000    2,088
Arlington County, GO
                5.375%, 12/1/12 ..............................    1,000    1,073
                6.00%, 6/1/11 ................................    1,000    1,152
Arlington County IDA
        Arlington Hosp .......................................
                7.00%, 9/1/11 (Prerefunded 9/1/01+) ..........    1,205    1,336
        The Nature Conservancy, 5.40%, 7/1/17 ................    1,815    1,884
Augusta County Service Auth., Water and Sewer
                5.00%, 11/1/24 (MBIA Insured) ................    2,000    1,977
Bedford County IDA, Nekoosa Packaging/Georgia-Pacific
                5.60%, 12/1/25 * .............................    5,000    5,067
Chesapeake Water and Sewer, GO, 5.375%, 12/1/20 ..............      500      515
Covington and Alleghany County IDA, PCR, Westvaco
                6.65%, 9/1/18 ................................    1,500    1,675
Danville, GO, 7.25%, 3/1/07 (Prerefunded 3/1/99+) ............      210      218
Danville IDA
        Danville Regional Med. Center
                5.20%, 10/1/18 (AMBAC Insured) ...............    5,000    5,196
                6.50%, 10/1/24 (FGIC Insured) ................    3,000    3,420
Fairfax County Economic Dev. Auth., Ogden Martin
                7.75%, 2/1/11 * ..............................    2,000    2,091
Fairfax County Housing Auth., FCRHA Office Building
                7.50%, 6/15/18 ...............................    2,175    2,492
Fairfax County IDA
        Fairfax Hosp. System, VRDN (Currently 3.22%) .........    1,400    1,400
        Inova Health
                5.00%, 8/15/25 ...............................    1,500    1,472
                6.00%, 8/15/26 ...............................    3,315    3,616
Fairfax County Water Auth ....................................
                5.80%, 1/1/16 (Escrowed to Maturity) .........    4,690    5,129
Frederick County IDA, Gov't. Complex Fac .....................
                6.50%, 12/1/14 (MBIA Insured) ................    1,500    1,688
Fredericksburg IDA
        Hosp. Fac. (MWH MediCorp Obligated Group)
                Residual Interest Bond / Inverse Floater
                (Currently 9.519%), 8/15/23 (FGIC Insured)
                (Prerefunded 8/15/01+) .......................   $3,000   $3,570

George Mason Univ., 6.375%, 2/1/13 (MBIA Insured) ............    1,415    1,599
Giles County IDA, Hoechst Celanese, 6.625%, 12/1/22 * ........    1,485    1,615
Halifax County IDA, Halifax Regional Long-Term Care
                5.625%, 7/1/12 ...............................    1,585    1,596
Hampton, Museum, 7.30%, 1/1/14 (Prerefunded 1/1/00+) .........    1,100    1,172
Hampton IDA, Sentara Health, 5.375%, 11/1/15 .................    5,300    5,482
Hampton Roads Medical College
                6.875%, 11/15/11 .............................    1,500    1,638
                6.875%, 11/15/16 .............................      500      555
Hampton Roads Regional Jail Auth .............................
                5.625%, 7/1/16 (MBIA Insured) ................    1,575    1,685
Hanover County IDA
        Memorial Regional Medical Center
                6.375%, 8/15/18 (MBIA Insured) ...............    2,185    2,593
                6.50%, 8/15/10 (MBIA Insured) ................    1,300    1,544
Henrico County IDA
        Bon Secours Health
                6.25%, 8/15/20 (MBIA Insured) ................    1,750    2,064
        Bon Secours Health, St. John's Hosp ..................
                7.50%, 9/1/15 (Prerefunded 7/1/00+) ..........    1,700    1,845
        Bon Secours Health, St. Mary's Hosp ..................
                6.00%, 8/15/16 (MBIA Insured) ................    1,045    1,192
                7.50%, 9/1/07 (Prerefunded 8/1/00+) ..........      350      378
        Browning Ferris, 5.45%, 1/1/14 * .....................    1,000    1,055
        Regional Jail
                6.00%, 8/1/15 ................................    2,415    2,597
                7.00%, 8/1/13 ................................    1,485    1,739
Henry County IDA, Memorial Hosp., 6.00%, 1/1/27 ..............    4,250    4,601
Hopewell IDA
        Colonial Heights Convalescent Center
                5.75%, 10/1/04 ...............................      150      154
        Forest Hill Convalescent Center
                4.75%, 10/1/98 ...............................      125      125
                5.60%, 10/1/03 ...............................      100      103
                5.90%, 10/1/05 ...............................      240      249
Hopewell IDA
        Westport Convalescent Center
                4.75%, 10/1/98 ...............................   $  100   $  100
                5.75%, 10/1/04 ...............................      290      300
Isle of Wight IDA, Union Camp, 6.55%, 4/1/24 * ...............    4,250    4,674
Loudoun County, GO, 5.25%, 12/1/13 ...........................    1,360    1,445
Lynchburg IDA
        Centra Health
                Zero Coupon, 8/15/24 .........................    5,000    1,150
                5.20%, 1/1/23 ................................    1,000    1,003
                5.20%, 1/1/28 ................................    1,000    1,002
                5.25%, 1/1/11 ................................    1,890    1,963
                5.375%, 1/1/13 ...............................    1,000    1,037
Manassas, GO, 5.25%, 1/1/11 ..................................    1,550    1,652

Martinsville IDA
        Memorial Hosp. of Martinsville and Henry County
                7.00%, 1/1/11 (Prerefunded 1/1/01+) ..........      950    1,016
Medical College of Virginia Hosp. Auth .......................
                5.25%, 7/1/14 (MBIA Insured) .................    3,185    3,313
                5.25%, 7/1/15 (MBIA Insured) .................    3,350    3,491
Newport News, GO, 5.625%, 7/1/14 (MBIA Insured) ..............    4,030    4,336
Newport News Redev. and Housing Auth., 5.85%, 12/20/30 .......    1,400    1,466
Norfolk, GO
                5.00%, 7/1/12 ................................    2,245    2,313
                5.25%, 6/1/13 ................................    1,000    1,044
                5.25%, 6/1/14 ................................    2,750    2,863
Norfolk IDA
        Children's Hosp. of The King's Daughters
                7.00%, 6/1/11 (AMBAC Insured)
                (Prerefunded 6/1/01+) ........................    1,150    1,266
        Sentara Hosp .........................................
                7.00%, 11/1/20 (Prerefunded 11/1/00+) ........    1,045    1,135
                7.10%, 11/1/10 (Prerefunded 11/1/00+) ........      850      925
Norfolk Redev. and Housing Auth., Merrimack Landing
                5.50%, 12/1/13 ...............................    1,000    1,033
Northern Virginia Transportation Dist ........................
        Commuter Rail
                5.375%, 7/1/14 ...............................    3,200    3,400
                6.00%, 7/1/09 (MBIA Insured) .................    1,170    1,332
Peninsula Port Auth ..........................................
        Dominion Terminal, 7.375%, 6/1/20 ....................   $2,000   $2,209
        Riverside Health, 6.625%, 7/1/18 .....................    3,020    3,302
Pocahontas Parkway Assoc., Toll Road
                Zero Coupon, 8/15/18 .........................    3,000      915
Portsmouth, GO, 5.00%, 8/1/17 (FGIC Insured) .................    3,000    3,007
Prince William County Service Auth ...........................
        Water and Sewer Systems
                4.75%, 7/1/29 (FGIC Insured) .................    3,000    2,871
Rappahannock Regional Jail Auth ..............................
                5.00%, 12/1/30 (MBIA Insured) ................    2,840    2,804
Richmond, GO
                VRDN (Currently 3.30%) .......................      750      750
        Public Improvement, 5.50%, 1/15/16 ...................    1,100    1,155
Richmond Metropolitan Auth., Expressway Revenue
                5.25%, 7/15/22 (FGIC Insured) ................    5,550    5,853
Roanoke IDA
        Carilion Health Systems, VRDN (Currently 3.35%) ......      100      100
        Hollins College, 5.20%, 3/15/17 ......................    1,150    1,161
        Roanoke Memorial Hosp., Carilion Health System
                VRDN (Currently 3.20%) .......................      100      100
                6.125%, 7/1/17 (MBIA Insured) ................    3,905    4,503
Southeastern Public Service Auth .............................
                5.00%, 7/1/02 (AMBAC Insured) ................    1,475    1,512
                5.00%, 7/1/03 (AMBAC Insured) ................    1,000    1,027
                5.00%, 7/1/15 (AMBAC Insured) ................    3,550    3,644

Univ. of Virginia, 5.20%, 6/1/15 .............................    2,300    2,356
Univ. of Virginia Hosp., 7.00%, 6/1/10 (Prerefunded 6/1/99+) .    1,400    1,461
Virginia, GO
                5.25%, 12/1/13 ...............................    4,000    4,176
                5.375%, 6/1/16 ...............................    1,700    1,778
Virginia Beach, GO, Refunding and Public Improvement
                5.25%, 8/1/13 ................................    1,000    1,056
Virginia Beach Dev. Auth .....................................
        Beverly Enterprises, 10.00%, 4/1/10 ..................    2,000    2,183
        Sentara Bayside Hosp., 6.60%, 11/1/09 ................    3,650    3,989
        Virginia Beach General Hosp ..........................
                6.00%, 2/15/10 (AMBAC Insured) ...............    1,000    1,140
Virginia College Building Auth ...............................
        21st Century College Program
                5.00%, 8/1/10 ................................   $2,860   $2,984
                5.00%, 8/1/11 ................................    1,000    1,036
        Randolph Macon College, 6.625%, 5/1/13 ...............    1,000    1,109
        Univ. of Richmond, VRDN (Currently 3.25%) ............      300      300
        Washington and Lee Univ ..............................
                5.75%, 1/1/19 (Prerefunded 1/1/04+) ..........    1,070    1,175
Virginia HDA
                5.60%, 11/1/18 ...............................    2,500    2,551
                5.85%, 7/1/12 ................................    1,000    1,045
                6.35%, 11/1/01 ...............................    1,000    1,047
                6.375%, 1/1/26 * .............................    2,000    2,145
                6.45%, 7/1/28 (MBIA Insured) * ...............    2,000    2,140
                6.50%, 5/1/13 * ..............................    2,000    2,155
                6.70%, 7/1/11 ................................    2,660    2,861
                6.80%, 7/1/06 * ..............................    1,000    1,031
                6.85%, 7/1/17 ................................    1,000    1,033
                7.05%, 5/1/18 ................................      840      904
                7.10%, 5/1/13 ................................    1,500    1,587
Virginia Polytechnic Institute and State Univ ................
        Univ. Services
                5.40%, 6/1/11 ................................    1,250    1,339
                5.50%, 6/1/16 ................................    3,000    3,171
                5.50%, 6/1/20 ................................    2,100    2,185
Virginia Port Auth ...........................................
        Commonwealth Port Fund, 5.55%, 7/1/12 * ..............    1,255    1,342
        Port Fac., VRDN (Currently 3.45%) (MBIA Insured) * ...    1,500    1,500
Virginia Public Building Auth ................................
                6.25%, 8/1/15 (Prerefunded 8/1/04+) ..........    1,550    1,742
Virginia Public School Auth ..................................
                5.375%, 8/1/17 ...............................    2,245    2,340
                6.50%, 8/1/12 (Prerefunded 8/1/01+) ..........    1,700    1,857
                6.50%, 8/1/16 ................................    2,890    3,308
Virginia State Univ., Commonwealth Univ., 5.75%, 5/1/21 ......    1,800    1,928
Virginia Transportation Board, Route 28 Project
                6.50%, 4/1/18 ................................    1,000    1,093

Washington County IDA
        Johnston Memorial Hosp ...............................
                6.25%, 7/1/06 ................................ $  1,660   $1,846
                6.75%, 7/1/12 ................................    1,500    1,675
Total Virginia (Cost $217,713) ...............................           230,780

DISTRICT OF COLUMBIA  2.6%
Metropolitan Washington D.C. Airport Auth ....................
                5.50%, 10/1/23 * .............................    2,000    2,064
                5.75%, 10/1/11 (MBIA Insured) * ..............    1,500    1,627
                6.625%, 10/1/19 (MBIA Insured) * .............    2,800    3,079
Total District of Columbia (Cost $6,089) .....................             6,770

PUERTO RICO  7.6%
Puerto Rico Commonwealth, GO
                7.75%, 7/1/17 (Prerefunded 7/1/99+) ..........      250      262
        Public Improvement,
                Zero Coupon, 7/1/17 ..........................    2,000      792
                Zero Coupon, 7/1/18 ..........................    6,500    2,446
                4.50%, 7/1/23 ................................    3,500    3,229
Puerto Rico Electric Power Auth ..............................
                4.75%, 7/1/24 ................................    2,000    1,914
                7.00%, 7/1/07 (Prerefunded 7/1/99+) ..........      630      657
Puerto Rico Highway and Transportation Auth ..................
                5.50%, 7/1/15 (FSA Insured) ..................    2,000    2,190
                5.50%, 7/1/18 ................................    2,145    2,232
                6.25%, 7/1/14 ................................    1,500    1,746
Puerto Rico Infrastructure Fin. Auth., 5.00%, 7/1/28 .........      750      747
Puerto Rico Municipal Fin. Agency, GO
                5.50%, 7/1/21 (FSA Insured) ..................    3,300    3,490
Total Puerto Rico (Cost $18,821) .............................            19,705

Total Investments in Securities
99.5% of Net Assets (Cost $242,623) ..............................      $257,255

Other Assets Less Liabilities ....................................         1,164

NET ASSETS .......................................................      $258,419

Net Assets Consist of:
Accumulated net investment income - net of distributions .........      $     11
Accumulated net realized gain/loss - net of distributions ........           590
Net unrealized gain (loss) .......................................        14,632
Paid-in-capital applicable to 22,403,050 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized ............................       243,186

NET ASSETS .......................................................      $258,419

NET ASSET VALUE PER SHARE ........................................      $  11.53

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
HDA    Housing Development Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                        Short-Term
                                                         Bond Fund    Bond Fund
                                                        ----------   ----------
                                                          6 Months     6 Months
                                                             Ended        Ended
                                                           8/31/98      8/31/98
Investment Income
Interest income ........................................     $ 489      $ 6,750
Expenses
      Investment management ............................         2          522
      Custody and accounting ...........................        44           58
      Shareholder servicing ............................        17          108
      Legal and audit ..................................         5            6
      Trustees .........................................         4            4
      Prospectus and shareholder reports ...............         2           19
      Registration .....................................         2            5
      Miscellaneous ....................................         1            2
      Reimbursed by Manager ............................        (5)          --
      Total expenses ...................................        72          724
Net investment income ..................................       417        6,026
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
      Securities .......................................        13          773
      Futures ..........................................        --          (31)
      Net realized gain (loss) .........................        13          742
Change in net unrealized gain (loss) on securities .....       112        2,315
Net realized and unrealized gain (loss) ................       125        3,057
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .................................     $ 542      $ 9,083

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Funds
------------------------------------------------------------------------------------------------------------------------------------
Unaudited

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands
                                                                               Short-Term
                                                                                Bond Fund                                Bond Fund
                                                            -----------------------------           ------------------------------
                                                             6 Months                Year            6 Months                 Year
                                                                Ended               Ended               Ended                Ended
                                                              8/31/98             2/28/98             8/31/98              2/28/98
Increase (Decrease) in Net Assets
Operations
      Net investment income ......................           $    417            $    704            $   6,026            $  10,788
      Net realized gain (loss) ...................                 13                  31                  742                2,575
      Change in net unrealized
      gain or loss ...............................                112                  65                2,315                4,796
      Increase (decrease) in
      net assets from operations .................                542                 800                9,083               18,159
Distributions to shareholders
      Net investment income ......................               (417)               (704)              (6,026)             (10,788)
      Net realized gain ..........................                (42)                (32)              (1,047)                --
      Decrease in net assets
      from distributions .........................               (459)               (736)              (7,073)             (10,788)
Capital share transactions *
      Shares sold ................................              8,109              10,594               30,088               61,472
      Distributions reinvested ...................                390                 583                5,477                8,215
      Shares redeemed ............................             (4,531)             (7,194)             (17,438)             (34,559)
      Increase (decrease) in
      net assets from capital
      share transactions .........................              3,968               3,983               18,127               35,128
Net Assets
Increase (decrease)
during period ....................................              4,051               4,047               20,137               42,499
Beginning of period ..............................             20,361              16,314              238,282              195,783
End of period ....................................           $ 24,412            $ 20,361            $ 258,419            $ 238,282
*Share information
      Shares sold ................................              1,581               2,068                2,645                5,461
      Distributions reinvested ...................                 76                 114                  481                  731
      Shares redeemed ............................               (883)             (1,404)              (1,534)              (3,092)
      Increase (decrease)
      in shares outstanding ......................                774                 778                1,592                3,100

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Virginia Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 1998

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Virginia Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on November 30, 1994, and April 30, 1991, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, for the six months ended August 31, 1998, were as follows:

--------------------------------------------------------------------------------
                                                 Short-Term
                                                  Bond Fund          Bond Fund
                                                -----------       ------------
Purchases                                        $7,095,000        $84,448,000
Sales                                             3,560,000         68,351,000

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income.

     At August 31, 1998, the aggregate costs of investments for the Short-Term Bond and Bond Funds for federal income tax and financial reporting purposes were $24,478,000 and $242,623,000, respectively. Net unrealized gain (loss) on investments was as follows:

--------------------------------------------------------------------------------
                                                 Short-Term
                                                  Bond Fund          Bond Fund
                                                -----------       ------------
Appreciated investments                          $  300,000        $14,639,000
Depreciated investments                                  --             (7,000)
Net unrealized gain (loss)                       $  300,000        $14,632,000

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $91,000 was payable at August 31, 1998 by the Bond Fund. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 29, 2000, which would cause the Short-Term Bond Fund's ratio of expenses to average net assets to exceed 0.65% through June 30, 1998 and 0.60% thereafter through February 29, 2000. Thereafter, through February 28, 2002, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $48,000 of management fees were not accrued by the Short-Term Bond Fund for the six months ended August 31, 1998, and $3,000 of other expenses were borne by the manager. Additionally, $184,000 of unaccrued management fees and expenses related to a previous expense limitiation are subject to reimbursement through February 29, 2000.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $46,000 and $117,000, respectively, for the six months ended August 31, 1998, of which $8,000 and $23,000, respectively, were payable at period-end.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m.
          ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.


     Automated 24-Hour Services

          TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          INTERNET. T. ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).


ACCOUNT SERVICES

          CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


          AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


     DISCOUNT BROKERAGE*

          INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

          TO OPEN AN ACCOUNT Call a shareholder service representative for more information.


     INVESTMENT INFORMATION

          COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          PERFORMANCE UPDATE This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

          INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

          DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

    *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New  Horizons***
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value***
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond+
International Bond

MONEY MARKET FUNDS++
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Formerly named Equity Index.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.
+    Formerly named Global Government Bond.
++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In NewYork, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY OF NEW YORK, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION  MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Virginia Tax-Free Funds.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           C14-051  8/31/98